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                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549
                                 ______________

                                    FORM 8-K

                Current Report Pursuant to Section 13 or 15(d) of

                       The Securities Exchange Act of 1934


          Date of Report (Date of earliest event reported): May 3, 2004


                          MOONEY AEROSPACE GROUP, LTD.
--------------------------------------------------------------------------------
               (Exact Name of Registrant as Specified in Charter)


         Delaware                     0-21749                    95-4257380
         --------                     -------                    ----------
(State or Other Jurisdiction         (Commission               (IRS Employer
     of Incorporation)                File No.)              Identification No.)


165 Al Mooney Road North, Kerrville, TX                            78028
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(Address of Principal Executive Offices)                         (Zip Code)


        Registrant's telephone number, including area code (830) 896-6000


                                 Not Applicable
--------------------------------------------------------------------------------
          (Former Name or Former Address, if Changed Since Last Report)


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ITEM 5.  OTHER EVENTS AND REQUIRED FD DISCLOSURE


         On May 3, 2004, Mooney and its former landlord AP-Long Beach Airport LLC completed arbitration proceedings of a claim for alleged damages due to termination by Mooney of its lease at its former headquarters in Long Beach, California. The arbitrator's Preliminary Arbitration Award (the "Preliminary Arbitration Award") provides for the payment by Mooney of $23,901,617.90 to AP-Long Beach Airport LLC, plus attorney's fees to be determined at a later date. On May 7, 2004, Mooney issued a press release (the "Press Release") announcing the Preliminary Arbitration Award and stating its intention to seek a jury trial.

INCORPORATION BY REFERENCE

         The description of the Preliminary Arbitration Award and the Press Release discussed above is qualified in its entirety by reference to such Preliminary Arbitration Award and such Press Release, each of which is attached as an exhibit hereto and incorporated herein by reference.


ITEM 7.  FINANCIAL STATEMENTS, PRO FORMA FINANCIAL STATEMENTS AND EXHIBITS

         (a) None

         (b) None

         (c) Exhibits

                  99.1     Preliminary Arbitration Award, dated May 3, 2004.
                  99.2     Press Release, dated May 7, 2004.

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                                   SIGNATURES

                  Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: May 10, 2004

                                    MOONEY AEROSPACE GROUP, LTD.


                                    By:  /s/  J. Nelson Happy
                                         ---------------------------------------
                                    Name:  J. Nelson Happy
                                    Title: President and Chief Executive Officer



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                                  EXHIBIT INDEX

Exhibit No.                Description
-----------                -----------

99.1                       Preliminary Arbitration Award, dated May 3, 2004.
99.2                       Press Release, dated May 7, 2004.